UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2020

Tailored Brands, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	47-4908760 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	*	*
Preferred Stock Purchase Rights	*	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*On August 8, 2020, NYSE Regulation, Inc. filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist Tailored Brands, Inc.’s common stock (the “common stock”) from the New York Stock Exchange. The deregistration of the common stock under Section 12(b) of the Securites and Exchange Act of 1934, as amended (the “Exchange Act”), will be effective 90 days, or such shorter period as the SEC may determine, after filing of the Form 25. Upon deregistration of the common stock under Section 12(b) of the Exchange Act, the common stock will remain registered under Section 12(g) of the Exchange Act.

Item 1.03 Bankruptcy or Receivership.

As previously reported, on August 2, 2020, Tailored Brands, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re: Tailored Brands, Inc., et al., Case No. 20-33900 (MI).

On November 13, 2020, the Bankruptcy Court held a hearing to consider confirmation of the Fifth Amended Joint Plan of Reorganization for the Debtors under Chapter 11 of the Bankruptcy Code (as it may be amended, supplemented or otherwise modified, the “Plan”). On November 13, 2020, the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”). Copies of the Plan and the Confirmation Order were filed as Exhibits 2.1 and 99.1, respectively, to the Current Report on Form 8-K filed on November 13, 2020, and are incorporated by reference herein.

The effective date of the Plan occurred on December 1, 2020 (the “Effective Date”). On December 1, 2020, the Debtors filed a Notice of Occurrence of Effective Date as to the Company (the "Notice of Effective Date") with the Bankruptcy Court. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description is a summary of the material terms of the Notice of Effective Date, does not purport to be complete and is qualified in its entirety by reference to the full text of the Notice of Effective Date filed as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note to Holders of the Common Stock

As of November 1, 2020, the Company had 48,993,303 shares of common stock outstanding. As a result of the Plan becoming effective, all of the Company’s Equity Interests, consisting of outstanding shares of common stock of the Company and related rights to receive or purchase shares of common stock, were cancelled on the Effective Date without consideration and have no value. The Company’s common stock may continue to be quoted on the OTC Pink Market (the “OTC”), but under the terms of the Plan the common stock has no underlying asset value and the Company’s stockholders should not view the trading activity of the common stock on the OTC or any other market or trading platform as indicating that there is any prospect that the Company’s stockholders might realize any value from their common stock.

No shares of the Company’s common stock will be reserved for future issuance in respect of claims and interests filed and allowed under the Plan or pursuant to the exercise of any rights, options or other obligations of the Company to issue its common stock.

On December 1, 2020, the Company filed a Form 15 with the SEC deregistering the Company’s common stock pursuant to Rule 12g-4(a)(1) under the Securities Exchange Act of 1934, and no longer intends to file any further periodic or current reports under the Exchange Act.

Item 3.03 Material Modification of Rights of Security Holders.

On the later of the Effective Date and the date on which the relevant distributions are made pursuant to the Plan (if not made on the Effective Date), subject to certain exceptions, (a) all documents or instruments evidencing Claims or Interests, and any other document or instrument directly or indirectly evidencing or creating any indebtedness or obligation of or ownership interest in the Debtors giving rise to any Claim or Interest subject to certain exceptions, shall be cancelled, and the obligations of the Debtors thereunder shall be deemed satisfied in full, cancelled, discharged, and of no force or effect and (b) the obligations of the Debtors shall generally be released and discharged. On the Effective Date, each holder of a certificate or instrument evidencing a Claim that is discharged by the Plan shall be deemed to have surrendered such certificate or instrument in accordance with the applicable indenture(s) or credit agreement that governs the rights of such holder of such Claim. Such surrendered certificate or instrument shall be deemed cancelled as set forth in, and subject to the exceptions set forth in, Article IV.G. of the Plan. If the record Holder of the Unsecured Notes Claim is DTC or its nominee or another securities depository or custodian thereof, and Holders of the Unsecured Notes Claims are represented by a global security held by or on behalf of DTC or such other securities depository or custodian, then each such Holder of such Unsecured Notes Claims shall be deemed to have surrendered such Holder’s note, debenture, or other evidence of indebtedness upon surrender of such global security by DTC or such other securities depository or custodian thereof.

The certificates, shares and ownership interests and related agreements, purchase rights, options and warrants to be cancelled on the Effective Date include all of the Company’s common stock and related rights to purchase or receive shares of common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Plan provides that the Company’s board of directors was dissolved on the Effective Date. Each of the Company’s directors, Theo Killion, Dinesh Lathi, Irene Chang Britt, Sue Gove, and Andrew Vollero ceased to be directors of the Company on the Effective Date.  For the avoidance of doubt, Dinesh Lathi is a director of Reorganized Tailored (as defined in the Plan) as of the Effective Date.

Item 7.01 Regulation FD Disclosure.

On December 1, 2020, the Company issued a press release announcing the Company’s emergence from Chapter 11 bankruptcy protection. A copy of the press release is attached as Exhibit 99.2.

The information contained in this Item 7.01, including Exhibit 99.2, is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and are not deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is included in this Form 8-K:

99.1	Notice of Occurrence of Effective Date as to the Company.
99.2	Press Release, dated December 1, 2020.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2020

TAILORED BRANDS, INC.

By:	/s/ John Vazquez

Vice President – Chief Accounting Officer and Treasurer